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                                                                    EXHIBIT 99.2

                                                                  PROXY CARD

PROXY

                              CHILES OFFSHORE INC.
                        11200 RICHMOND AVENUE, SUITE 490
                              HOUSTON, TEXAS 77082


         PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON            ,2002
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              CHILES OFFSHORE INC.

         The undersigned having received the Notice of Meeting and Proxy
Statement/Prospectus of Chiles Offshore Inc. (the "Company") dated       , 2002,
hereby appoints and constitutes Messrs. William E. Chiles and Dick Fagerstal, and each of them, proxies with full power of substitution to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the
Company's Special Meeting of Stockholders to be held on            , 2002, at
  .m. local time at the offices of Weil, Gotshal & Manges LLP at 767 Fifth Avenue, 25th Floor, New York, New York and at any adjournments or postponements thereof (the "Special Meeting"), upon all subjects that may properly come before the Special Meeting including the matters described in the Proxy Statement furnished herewith as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED THEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE HEREOF AND, AT THE DISCRETION OF THE PROXIES NAMED ABOVE, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.






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                              CHILES OFFSHORE INC.
                PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER
                   USING DARK INK ONLY AS IN THIS EXAMPLE [X].


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


SPECIAL MEETING PROXY CARD

To approve and adopt the merger agreement, dated as of May 14, 2002, among ENSCO International Incorporated, Chore Acquisition, Inc. and Chiles Offshore Inc., whereby Chiles Offshore Inc. will merge with and into Chore Acquisition, Inc., with Chore Acquisition, Inc. being the surviving company and continuing to exist as a direct subsidiary of ENSCO. In the merger, each share of Chiles Offshore Inc. common stock (other than shares for which appraisal rights are asserted in strict accordance with Delaware law) will be converted into the right to receive
0.6575 shares of ENSCO International Incorporated common stock and $5.25 in cash.


                                For    Against   Abstain
                                [ ]      [ ]       [ ]

-------------------------------------
       THIS SPACE RESERVED FOR
 ADDRESSING (key lines do not print)
-------------------------------------


I hereby revoke any proxy previously given by me for the Special Meeting.

                                                         Dated:          , 2002
                                                               ---------
                                          Signature (s)
                                                        -----------------------

                                                        -----------------------

                                          Please sign your name as it appears
                                          hereon. When signed as attorney,
                                          executor, trustee or guardian, please
                                          add capacity in which signed. For
                                          joint, or co-owner, each owner should
                                          sign.


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                              FOLD AND DETACH HERE


                             YOUR VOTE IS IMPORTANT!

  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.